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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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☐	Soliciting Material Pursuant to §240.14a-12
VantageMed Corporation
(Name of Registrant as Specified In Its Charter)

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        April 22, 2003

Dear Stockholder:

        We invite you to attend our annual meeting of the stockholders of VantageMed Corporation to be held on Wednesday, May 28, 2003, at 9:00 a.m. local time, at the Marriott Hotel, 11211 Pointe East Drive, Rancho Cordova, California 95742.

        The Notice of Annual Meeting of Stockholders and Proxy Statement, which describe the formal business to be conducted at the meeting, follow this letter.

        After reading the Proxy Statement, please promptly mark, sign and return the enclosed proxy card in the prepaid envelope to assure that your shares will be represented. Your shares cannot be voted unless you date, sign, and return the enclosed proxy card or attend the annual meeting in person. Regardless of the number of shares you own, your careful consideration of, and vote on, the matters before our stockholders is important.

        A copy of the Company's Year 2002 Annual Report to Stockholders is also enclosed for your information. At the annual meeting, management will review the Company's activities over the past year and our plans for the future. The Board of Directors and management look forward to seeing you at the annual meeting.

Very truly yours,

Richard M. Brooks Chief Executive Officer

VANTAGEMED CORPORATION
3017 Kilgore Road, Suite 180
Rancho Cordova, California 95670

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
Wednesday, May 28, 2003, 9:00 a.m. PDT

TO THE STOCKHOLDERS:

        Notice is hereby given that the Annual Meeting of Stockholders of VantageMed Corporation will be held at the Marriott Hotel, 11211 Pointe East Drive, Rancho Cordova, California 95742, on Wednesday, May 28, 2003, at 9:00 a.m. PDT. The matters expected to be acted upon at the meeting are as follows and are more fully described in the Proxy Statement accompanying this Notice.

(1)
To elect two Class I directors to hold office for a three year term and until their successors are elected and qualified;

(2)
To ratify the appointment of Grant Thornton LLP, as independent public accountants of the Company for the fiscal year ended December 31, 2003;

(3)
To transact such other business as may properly come before the meeting.

        Only stockholders of record on the books of the Company as of April 4, 2003 will be entitled to vote at the meeting and any adjournment or postponement thereof.

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, MARK, DATE, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE SO THAT YOUR SHARES MAY BE REPRESENTED AT THE MEETING.

Returning the proxy does not deprive you of your right to attend the meeting and to vote your shares in person.

Dated: April 22, 2003
Rancho Cordova, California

By Order of the Board of Directors

Richard M. Brooks Chief Executive Officer

VANTAGEMED CORPORATION
3017 Kilgore Road, Suite 180
Rancho Cordova, California 95670

PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS

General

        The enclosed proxy is solicited by the Board of Directors (the Board) of VantageMed Corporation (VantageMed or the Company) to be used at our Annual Meeting of Stockholders on May 28, 2003 and at any adjournment or postponement thereof (the Annual Meeting), for the purposes set forth in the foregoing notice. Only stockholders of record on our books as of 5:00 PM, April 4, 2003 will be entitled to vote at the Annual Meeting. As of the close of business on April 4, 2003 we had 8,473,999 shares of Common Stock outstanding, entitled to one vote per share. The date of this Proxy Statement is April 22, 2003, the date this Proxy Statement and the enclosed form of proxy were first sent or given to stockholders.

Solicitation and Voting of Proxies

        The cost of soliciting proxies will be borne by us. In addition to soliciting stockholders by mail through our employees, we will request banks and brokers, and other custodians, nominees and fiduciaries, to solicit their customers who have our stock registered in the names of such persons and will reimburse them for their reasonable, out-of-pocket costs. We may use the services of our officers, directors and others to solicit proxies, personally or by telephone, without additional compensation.

        On April 4, 2003, we had 8,473,999 shares of Common Stock outstanding, all of which are entitled to vote with respect to all matters to be acted upon at the annual meeting. Each stockholder of record as of that date is entitled to one vote for each share of Common Stock held by him or her. Our Bylaws provide that a majority of all of the shares of the stock entitled to vote, whether present in person or represented by proxy, shall constitute a quorum for the transaction of business at the meeting. Votes for and against, abstentions and broker non-votes will each be counted as present for purposes of determining the presence of a quorum.

        All valid proxies received before the meeting will be exercised. All shares represented by a proxy will be voted, and where a stockholder specifies by means of his or her proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with that specification. If no choice is indicated on the proxy, the shares will be voted in favor of the proposal. A stockholder giving a proxy has the power to revoke his or her proxy at any time before the time it is exercised by delivering a written instrument revoking the proxy or a duly executed proxy with a later date to our Corporate Secretary, or by attending the meeting and voting in person.

PROPOSAL 1. ELECTION OF DIRECTORS

Directors and Executive Officers of VantageMed

        Our Board of Directors is divided into three Classes, with the term of office of each Class ending in successive years. Class I, currently consisting of Richard M. Brooks and Peter Friedli, will stand for election at this Annual Meeting. Class II, currently consisting of Dave Zabrowski and Steven E. Simpson, will stand for election at the 2004 Annual Meeting and Class III, currently consisting of David Philipp, will stand for election at the calendar year 2005 Annual Meeting.

        Our executive officers and directors and their ages as of April 22, 2003, are as follows:

Name	Age	Position
Richard M. Brooks	49	Chief Executive Officer and Chairman of the Board
Peter Friedli	49	Director
David Philipp	40	Director
Steven E. Simpson	43	Director
David Zabrowski	39	Director
Gregory B. Hill	34	Senior Vice President—Chief Financial Officer
Gregory F. Vap	50	Senior Vice President—Operations
Richard Altinger	38	Vice President—Marketing and Business Development
Rajiv Donde	48	Chief Information Officer

        Richard M. Brooks was appointed to serve as our Chief Executive Officer on April 19, 2002. Mr. Brooks has served as a director of VantageMed Corporation since March 2001. He was elected unanimously by the Board of Directors to serve out the three year term of former director Richard W. Pendleton who resigned from the Board of Directors in November 2000. He was also elected to the Compensation and Audit Committee of the Board of Directors, but resigned from those positions upon being appointed Chief Executive Officer. On May 13, 2002, Mr. Brooks was appointed Chairman of our Board of Directors. Prior to being appointed our Chief Executive Officer, Mr. Brooks served as a managing member of Brooks and Donde LLC, a financial and information technology company. From June 1998 to June 2001, Mr. Brooks served on the Board of Directors of NetStream, Inc., a communications and IT managed services company which he co-founded. In addition to serving on the board of NetStream, Mr. Brooks served as Treasurer from May 2000 to June 2001 and served as the Chief Financial Officer from June 1998 to May 2000. Mr. Brooks served as CFO and director of All Star Telecom, Inc., a telecommunications company, from March 1998 to May 1999. From September 1997 to February 1998, Mr. Brooks provided financial consulting services to a software company and life insurance company. From January 1995 to August 1997, Mr. Brooks served as Senior Vice President and Chief Financial Officer of Physicians Clinical Laboratory, a publicly traded medical reference laboratory. Mr. Brooks received a Bachelor of Science degree in Business Administration from Oregon State University and is a certified public accountant.

        Peter Friedli has served as a director of VantageMed since September 1999. Mr. Friedli has been the principal of Friedli Corporate Finance, Inc., a venture capital firm, since its inception in 1986 and is President of New Venturetec, a public investment company in Switzerland. Prior to joining Friedli Corporate Finance, Mr. Friedli worked as an international management consultant for service and industrial companies in Europe and the U.S. Mr. Friedli has over a decade of experience as an independent investment manager for venture capital and has managed various venture investment companies in the U.S. Mr. Friedli also serves on the Board of E-centives, Inc., a public company. Mr. Friedli is a member of our Compensation Committee.

        David M. Philipp was appointed to our Board of Directors on May 13, 2002. Mr. Philipp has more than 16 years of financial management experience in several industries, including technology, financial services and retail. He is currently Chief Financial Officer for Mother Lode Holding Company, a real estate information and mortgage services company with national holdings in title insurance agency, title insurance underwriting, real estate exchange compliance, and post-close mortgage processing. Prior to joining Mother Lode, Mr. Philipp provided financial management and investment banking services to emerging technology companies and was the Chief Financial Officer of a supply-chain technology company from 1999 to 2001. From 1992 to 1999, Mr. Philipp served as Executive Vice President, CFO and Secretary of First Financial Bancorp (FLLC), a publicly held bank holding company headquartered in Central California. He has been a member of the Board of Directors of First Financial Bancorp since 1999 and serves on its Audit Committee and Compensation Committee. Mr. Philipp holds a Bachelor of Science degree in Business Administration from California State University, Sacramento. Mr. Philipp is Chairman of our Audit Committee and is a member of our Compensation Committee.

        Steven E. Simpson was appointed to our Board of Directors on October 8, 2002. Mr. Simpson has more than 17 years of experience in the health care industry, including significant experience in the areas of health care technology and electronic data interchange. Since August 2002, Mr. Simpson has served as the Chief Executive Officer of Total eMed Corporation. Prior to joining Total eMed, Mr. Simpson served as Executive Vice President of Sales and Product Management for WebMD Corporation from April 2001 to August 2002 and as Transaction Services Division President from May 2000 to April 2001. Mr. Simpson served as Chief Operating Officer of Quintiles ENVOY Corporation from July 1999 to May 2000, Chief Sales Marketing Officer from May 1999 to July 1999 and as Senior Vice President Sales and Marketing of Envoy Corporation from November 1998 to May 1999. Prior to joining Envoy, Mr. Simpson served as President and Chief Executive Officer of Health Stat LLC, an occupational health company. Mr. Simpson holds a Bachelor of Arts degree in Health and Physical Education from Mercer University. Mr. Simpson is a member of our Audit Committee.

        David Zabrowski was appointed to our Board of Directors on June 18, 2002. Mr. Zabrowski's 18 year career in technology spans diverse experiences covering sales, marketing, R&D, and operations. Since August of 2002, he has served as President and CEO of S2io, Inc., a Silicon Valley based company focused on bringing high speed networking technology to computer and storage applications. Mr. Zabrowski spent the previous 16 years with Hewlett Packard where he was a key leader and contributor in businesses ranging from semiconductors to PCs to computer servers, most recently as Vice President and General Manager of Hewlett-Packard's North American Business PC organization. Mr. Zabrowski is on the board of the Sacramento Area Regional Technology Alliance, a member of the advisory board for University of Nevada-Reno's College of Engineering and a member of the Sacramento Angels Investment Group. Mr. Zabrowski holds a Bachelor of Science degree in Electrical Engineering from Purdue University and an MBA from UCLA. Mr. Zabrowski is a member of our Audit and Compensation Committees.

        Gregory B. Hill became our Senior Vice President and Chief Financial Officer on April 8, 2002 and resigned from VantageMed effective April 18, 2003. Prior to joining VantageMed, Mr. Hill served as Chief Financial Officer and V.P. of Finance for International FiberCom, Inc. from October 1999 through October 2001. Prior to joining International FiberCom, Inc., Mr. Hill served as the Chief Financial Officer for All Star Telecom, from May 1999 through September 1999 and previously as Controller of All Star Telecom from June 1998 through April 1999. From January 1992 through June 1998, Mr. Hill served in the Technology Industry Group of Price Waterhouse LLP providing audit and business advisory services. Mr. Hill is a certified public accountant and received a Bachelor of Science degree in Business Administration from California State University, Sacramento.

        Gregory F. Vap has served as our Senior Vice President—Operations since December 1998 and served as our Senior Vice President from April 1998 through December 1998. Prior to joining

VantageMed, Mr. Vap founded Healthcare Information Systems Inc., a provider of medical practice management products, and served as its President and Chief Executive Officer from October 1983 until the Company's acquisition of Healthcare Information Systems in April 1998. Mr. Vap received a Bachelor of Science degree in Electronic Engineering from the Missouri Institute of Technology.

        Richard Altinger became our Vice President of Marketing and Business Development in February 2003. Prior to joining VantageMed, Mr. Altinger served as Vice President of Business Development for AdvancedMD (formerly, PerfectPractice.MD) from August 2001 to February 2003 and from December 1998 to July 2000 he served as Vice President of Business Development at WebMD Corporation. Mr. Altinger's WebMD experience also included directing WebMD's account management, systems integration and customer support departments from May 1996 to November 1998. Mr. Altinger holds a Bachelor of Science in mechanical engineering and an M.S. in engineering management from Stanford University.

        Rajiv Donde has served as our Chief Information Officer since June 2002. Prior to joining VantageMed, Mr. Donde provided technology and operational consulting services from January 2001 through June 2002. During this period, Mr. Donde also spent some time as a Managing Director of Brooks and Donde, LLC, a financial and information technology company. In 1996, Mr. Donde co-founded and served as Chief Information Officer of AnyTime Access, an e-commerce company providing outsourced on-line and call-center based loan processing services to financial institutions nationwide. Mr. Donde served as EVP at AnyTime Access from October 1999 to January 2001 and as Chief Information Officer from January 1996 to October 1999. Mr. Donde holds Bachelor and Master of Arts degrees in Economics from the Delhi School of Economics, as well as an MBA in Information Systems and Finance from Case Western Reserve University.

Security Ownership of Certain Beneficial Owners and Management

        The following table sets forth certain information known to us with respect to the beneficial ownership of our common stock as of February28, 2003, except as noted in the footnotes below, by:

  •
  all persons who are beneficial owners of 5% or more of our common stock;

  •
  each of our directors and director-nominees;

  •
  our Chief Executive Officer and the three other most highly compensated executive officers (the Named Executive Officers); and

  •
  all of our directors and executive officers as a group.

        The number of shares of common stock beneficially owned and the percentage of shares beneficially owned are based on 8,473,999 shares of our common stock outstanding as of February 28, 2003.

Name and Address(1)	Number of Shares	Percent Beneficially Owned(2)
Peter Friedli(3)	1,164,164	13.7%
Venturetec, Inc.(4) c/o Friedli Corporate Finance Freigustrasse #5 8002 Zurich, Switzerland	835,690	9.9%
QuadraMed Corporation 1003 W. Cutting Blvd., Ste. 2 Richmond, CA 94804	599,425	7.1%
Gregory F. Vap(5)	227,357	2.7%
Richard M. Brooks(6)	193,000	2.3%
Gregory B. Hill(7)	21,550	*
David Philipp(8)	18,333	*
David Zabrowski(8)	18,333	*
Steven E. Simpson(9)	15,833	*
Executive officers and directors as a group (8 persons)	1,662,571	19.6%

*
Less than 1%

(1)
Except as otherwise noted, the address of each person listed on the table is c/o VantageMed Corporation, 3017 Kilgore Road, Suite 180, Rancho Cordova, California 95670. Unless otherwise indicated, each of the stockholders has sole voting and investment power with respect to the shares beneficially owned, subject to community property laws, where applicable.

(2)
Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and includes voting and investment power with respect to such shares. All shares of common stock subject to options or warrants currently exercisable or exercisable within 60 days after February 28, 2003, are deemed to be outstanding and to be beneficially owned by the person holding such options or warrants for the purpose of computing the number of shares beneficially owned and the percentage ownership of such person, but are not deemed to be outstanding and to be beneficially owned for the purpose of computing the percentage ownership of any other person.

(3)
Includes: (i) 30,000 shares issuable upon the exercise of warrants; (ii) 835,690 shares issued to Venturetec, Inc. for whom Peter Friedli serves as President; (iii) 132,057 held by Pine, Inc. for whom Mr. Friedli is a control person; (iv) 75,000 shares issued to Joyce, Ltd. for whom Mr. Friedli is a control person; and (iv) 91,417 shares underlying options granted to Mr. Friedli, which are exercisable within 60 days of February 28, 2003.

(4)
Peter Friedli, a director of VantageMed, is President of Venturetec, Inc. The shares referenced in this footnote are also included in the shares shown as beneficially owned by Peter Friedli.

(5)
Includes 14,583 shares underlying options granted to Mr. Vap, which are exercisable within 60 days of February 28, 2003.

(6)
Includes 180,000 shares underlying options granted to Mr. Brooks, which are exercisable within 60 days of February 28, 2003.

(7)
Includes 18,750 shares underlying options granted to Mr. Hill, which are exercisable within 60 days of February 28, 2003.

(8)
Includes 18,333 shares each underlying options granted to Mr. Philipp and Mr. Zabrowski, which are exercisable within 60 days of February 28, 2003.

(9)
Includes 15,833 shares underlying options granted to Mr. Simpson, which are exercisable within 60 days of February 28, 2003.

Additional Information Concerning the Board of Directors

        Compensation Committee.    The Compensation Committee is primarily responsible for reviewing and approving our general compensation policies and setting compensation levels for executive officers. The Compensation Committee also administers and establishes the terms and conditions of all stock options granted under the 1998 Plan. The Compensation Committee currently consists of Peter Friedli, David Philipp and David Zabrowski.

        Audit Committee.    The Audit Committee is primarily responsible for (i) retaining, evaluating and approving the terms of engagement for audit services and any non-audit services performed by the Company's independent accountants, (ii) reviewing with management and the independent accountants the financial reports and information provided by us to any governmental body or the public and our compliance with legal and regulatory requirements, (iii) regularly communicating with our independent accountants and management and reporting regularly to the Board, (iv) establishing and observing complaint procedures regarding accounting, internal controls and auditing matters, and (v) preparing the report required by the Securities and Exchange Commission. The Audit Committee consists of David Philipp, Committee Chairman, Steven E. Simpson and David Zabrowski, all of whom are independent as defined by Rule 4200(a)(15) of the National Association of Securities Dealers (NASD) listing standards.

Audit Committee Report

        The Audit Committee operates pursuant to a written charter adopted by our Board of Directors. A copy of the charter is attached to this proxy statement as Appendix A. As noted above, the role of our Audit Committee is to assist our Board of Directors in its oversight of VantageMed's financial reporting process. Management has primary responsibility for the system of internal controls and the financial reporting process. The independent accountants have the responsibility to express an opinion on the financial statements based an audit conducted in accordance with generally accepted auditing standards. As set forth in the Committee's charter, the Audit Committee has the responsibility to monitor and oversee these processes. The Committee has reviewed and discussed the audited financial statements with management. The Committee has also discussed with the independent accountants the matters required to be discussed by Statement of Auditing Standards No. 61 and has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," as currently in effect, and has discussed with the independent accountants the independent accountant's independence. Based upon the review and discussions described in this report, the Committee recommended to the Board that the audited financial statements be included in VantageMed's Annual Report on Form 10-KSB for the year ended December 31, 2002 filed with the SEC.

Audit Committee:    David Philipp, Steven E. Simpson and David Zabrowski

        Nominating and Corporate Governance Committee.    The Nominating and Corporate Governance Committee was formed in September 2002. The primary responsibilities of this committee are to (i) identify individuals qualified to become Board members; (ii) select, or recommend to the Board, director nominees for each election of directors; (iii) develop and recommend to the Board criteria for selecting qualified director candidates; (iv) consider committee member qualifications, appointment and removal; (v) recommend corporate governance principles, codes of conduct and compliance mechanisms applicable to the Company, and (vi) provide oversight in the evaluation of the Board and each committee. Subject to the advance notice provision of VantageMed's bylaws, as described below, the Nominating and Corporate Governance Committee will consider nominees recommended by stockholders. Stockholders who wish to recommend nominees for director should submit such recommendations to the Secretary of VantageMed at our corporate office located at 3017 Kilgore Road, Suite 180, Rancho Cordova, California 95670. The Nominating and Corporate Governance Committee consists of David Philipp, Steven E. Simpson and David Zabrowski.

Meetings of the Board of Directors and Committees

        During the fiscal year ended December 31, 2002, our Board of Directors held six meetings. The Compensation Committee of our Board held one meeting and the Audit Committee of our Board held 12 meetings during 2002. The Nominating and Corporate Governance Committee of our Board held one meeting. No director attended fewer than 75% of the total number of meetings of the Board and of the committees of the Board on which such director served that were held during that period.

Director Compensation

        The members of the Board of Directors currently do not receive cash compensation for their services as directors. During 2002, members of the Board of Directors were each granted options to purchase 20,000 shares of Common Stock under our 1998 Stock Option Plan. The options were granted on June 5, 2002 with an exercise price of $0.55 per share, which equaled the fair market value on the date of grant, with the exception of Mr. Simpson who was granted an option to purchase 20,000 shares of Common Stock under our 1998 Stock Option Plan upon joining the Board on September 30, 2002 with an exercise price of $0.12, which equaled the fair market value on the date of grant. The options were 50% vested on the date of grant and the balance of the options vest over one year.

Legal Proceedings

        Beginning on March 13, 2000 a series of similar securities class action lawsuits were filed alleging that VantageMed and certain directors and officers violated the Securities Act of 1933 and 1934. These actions were consolidated into a single action in the United States District Court for the Eastern District of California entitled Zinno v. VantageMed Corporation, et al., No. CIV.S-00-0523 MLS DAD.

        The plaintiffs purported to represent a class of all persons who purchased our common stock pursuant to our February 15, 2000 IPO. The Plaintiffs alleged that the prospectus pursuant to which the IPO was effected contained materially false and misleading statements and it did not state that we would be delayed in introducing a new version of our RidgeMark product, and did not state that sales of our eMCee product would be lower than expected. Plaintiffs have also named our underwriters, J.C. Bradford and Advest, Inc., and our prior accountants, Arthur Andersen LLP, as defendants.

        We believed these actions were without merit and defended ourselves against them vigorously. However, to avoid the costs and uncertainties of further litigation, we entered into a memorandum of understanding to settle the litigation. The settlement was approved by the court in July 2002. Under the terms of the settlement, all claims against us and all other defendants were dismissed without admission of liability or wrongdoing. The stockholder class received a cash payment of $2.5 million, of which $1.3 million was paid by VantageMed in December 2001, representing our portion of the settlement.

        Following our announcement in February 2002 that our independent accountants at that time, Arthur Andersen, had resigned due to their disagreement with our accounting for the sale of our dental business, the staff of the SEC commenced an informal inquiry into our accounting practices with respect to the sale of the dental business. We are cooperating with the SEC's inquiry.

        We are party to various legal actions arising in the normal course of business. Matters that are probable of unfavorable outcome and which can be reasonably estimated are accrued. Such accruals are based on information known about the matters, our estimates of the outcomes of such matters and our experience contesting, litigating and settling similar matters. None of the actions are believed by management to involve amounts that would be material to our consolidated financial position, operations, or liquidity after consideration of recorded accruals.

Required Vote

        Unless otherwise instructed, the proxy holders will vote the proxies received by them for the nominees Richard M. Brooks and Peter Friedli, regardless of whether any other names are placed in nomination by anyone other than one of the proxy holders. If the candidacy of any one or more of such nominees should, for any reason, be withdrawn, the proxy holders will vote in favor of the remainder of those nominated and for such substituted nominees, if any, as shall be designated by the proxy holders, or the number of directors to be elected at this time may be reduced by the Board of Directors. The Board of Directors has no reason to believe that any of the persons named will be unable or unwilling to serve as a nominee or as a director if elected.

        If a quorum is present and voting, the nominees receiving the highest number of votes will be elected as directors at the Annual Meeting to serve until the 2006 Annual Meeting or until their respective successors are elected or appointed. Abstentions and shares held by brokers that are present, but not voted because the brokers were prohibited from exercising discretionary authority, i.e., broker non-votes, will be counted as present for purposes of determining if a quorum is present, but will have no effect on the election of directors.

Recommendation of the Board of Directors

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR BOTH OF THE NOMINEES LISTED ABOVE.

EXECUTIVE COMPENSATION

        The following table sets forth the total compensation paid or accrued by us for the fiscal year ended December 31, 2002, 2001, and 2000 for each of the Named Executive Officers:

Summary Compensation Table

				Long-Term Compensation
Name and Principal Positions	Year	Annual Salary		Securities Underlying Options Granted(#)	All Other Compensation
Richard M. Brooks, Chief Executive Officer and Chairman of the Board	2002	$111,590	(1)	420,000	$—
James L. Seiler, Chief Executive Officer and Chairman of the Board(2)	2002 2001 2000	65,942 130,471 120,000	(4)	— 170,000 125,000	127,000 — 38,533	(3) (5)
Gregory F. Vap, Senior Vice President — Operations	2002 2001 2000	125,000 125,000 125,000		50,000 — 20,000	— — —
Gregory B. Hill, Chief Financial Officer	2002	102,397	(6)	175,000	—
Joel M. Harris, President, Chief Financial Officer and Director(7)	2002 2001 2000	91,196 126,667 120,000	(9)	— 170,000 25,000	100,000 — —	(8)
Anne H. Long, Chief Accounting Officer(10)	2002 2001	104,803 102,500		— 32,500	— —

(1)
Mr. Brooks has served on our Board of Directors since March 2001 and became our Chief Executive Officer on April 19, 2002. On an annual basis, his salary for 2002 would have been $160,000.

(2)
Mr. Seiler resigned as Chief Executive Officer effective April 19, 2002. He was replaced by Richard M. Brooks. Mr. Seiler resigned as a director on May 6, 2002.

(3)
Represents severance payments made to Mr. Seiler upon his resignation on April 19, 2002.

(4)
Includes $6,667 of compensation deferred until 2002 at the election of Mr. Seiler.

(5)
Represents compensation income on the exercise of certain nonqualified stock options and is equal to the fair market value of the purchased shares of the option exercise, less the exercise price paid for such shares.

(6)
Mr. Hill become the Chief Financial Officer on April 8, 2002 and resigned from VantageMed effective April 18, 2003. On an annual basis, his salary for 2002 would have been $140,000.

(7)
Mr. Harris resigned as President and director effective May 13, 2002. He resigned as Chief Financial Officer effective April 3, 2002.

(8)
Represents severance payments made to Mr. Harris upon his resignation on May 13, 2002.

(9)
Includes $6,667 of compensation deferred until 2002 at the election of Mr. Harris.

(10)
Ms. Long resigned as Chief Accounting Officer on April 26, 2002 and became Corporate Controller. On October 31, 2002, Ms. Long resigned as Corporate Controller.

Option Grants in Fiscal Years 2002, 2001 and 2000

        The following table sets forth option grants for the years ended December 31, 2002, 2001 and 2000 to each of the Named Executive Officers who received options:

Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term
Name	Fiscal Year End	Number of Shares Underlying Options Granted	Exercise Price		Expiration Date
						5%	10%
Richard M. Brooks	2002 2002 2002 2001	20,000 100,000 300,000 20,000	$ $ $ $	0.55 0.47 0.41 1.00	6/5/12 8/7/12 8/9/12 3/20/11	17,918 76,558 200,354 32,578	28,531 121,906 319,030 51,875
Gregory F. Vap	2002 2000	50,000 20,000	$ $	0.47 1.75	8/7/12 5/23/10	38,279 57,011	60,953 90,781
Gregory B. Hill	2002 2002	75,000 100,000	$ $	0.70 0.47	4/8/12 8/7/12	85,517 76,558	136,171 121,906

        Options granted to employees totaled 1,305,000 in 2002, 430,000 in 2001 and 510,000 in 2000. The fair market value per share exercise prices for each option shown in the above table for 2002, 2001 and 2000 were based upon the closing price of our common stock on the grant date.

        The potential realizable values shown in the above table were calculated based on the term of each option at its time of grant, which is ten years. These values are calculated assuming that the fair market value of our common stock on the date of grant appreciates at the indicated annual rate compounded annually for the entire term of the option and that the option is exercised and sold on the last day of its term for the appreciated stock price. These assumed annual compound rates of stock price appreciation do not represent our estimated or projection of future common stock prices.

Aggregated Option Exercises in Fiscal Year 2002, 2001 and 2000 Option Values

        The following table sets forth information concerning option exercises and option holdings for the three year period ended December 31, 2002 with respect to the Named Executive Officers. Except as set forth below, no options or stock appreciation rights were exercised by any such individual during 2002, and no stock appreciation rights were outstanding on December 31, 2002.

	Number of Securities Underlying Unexercised Options At Fiscal Year End		Value of Unexercised In-the-Money Options At Fiscal Year End(1)
Name
	Exercisable	Unexercisable	Exercisable	Unexercisable
Richard M. Brooks	141,786	298,214	$—	$—
Gregory B. Hill	—	175,000	—	—
Gregory F. Vap	12,919	57,081	—	—

(1)
Based upon the closing price of our common stock on December 31, 2002 of $0.16 less the exercise price per share.

Employment and Change-In-Control Agreements

        Richard M. Brooks.    In August 2002, we entered into an agreement with Mr. Brooks pursuant to which we agreed to provide twelve-months severance benefits and fully vest all outstanding options if, within the initial three year term of the agreement (or any renewal term), his employment is terminated without cause or for good reason.

        Gregory B. Hill.    In August 2002, we entered into an agreement with Mr. Hill pursuant to which we agreed to provide twelve-months severance benefits if, within the initial three year term of the agreement (or any renewal term), his employment is terminated without cause or for good reason.

        Richard Altinger.    In February 2003, we entered into an agreement with Mr. Altinger pursuant to which we agreed to provide nine-months severance benefits if, within the initial three year term of the agreement (or any renewal term), his employment is terminated without cause for good reason.

Certain Relationships and Related Transactions

        In August 1999, in connection with an acquisition, we issued warrants to purchase 30,000 shares of our common stock to Pine, Inc., an entity controlled by Peter Friedli. The warrants have an exercise price of $11.10 per share and expire on August 1, 2003. The fair value of these warrants was recorded as additional purchase price.

        We had previously entered into a consulting agreement with Friedli Corporate Finance pursuant to which we had agreed to pay Friedli Corporate Finance a $2,000 per month consulting fee and to take action to support the election of Peter Friedli, the principal of Friedli Corporate Finance, to the Board of Directors. In exchange, Friedli Corporate Finance provided us with financial consulting services. We charged the cost of the consulting arrangement to expense as the services were used. This consulting agreement terminated on July 31, 2002.

        On May 13, 2002, we entered into a consulting agreement with Joel M. Harris in connection with his resignation as our President and director. Under the terms of the consulting agreement, we paid Mr. Harris a total of $22,809 for consulting services.

Board Compensation Committee Report on Executive Compensation

General Compensation Philosophy

        The role of the Compensation Committee is to set the salaries and other compensation of the executive officers and certain other key employees of VantageMed, and to make grants under, and to administer, the stock option and other executive officer equity and bonus plans. Our compensation philosophy for executive officers is to relate compensation to corporate performance and increases in stockholder value, while providing a total compensation package that is competitive and enables VantageMed to attract, motivate, reward and retain key executives and employees. Each executive officer's compensation package may, in one or more years, be comprised of the following three elements:—base salary that is designed primarily to be competitive with base salary levels in effect at market area that are of comparable size to VantageMed and with which VantageMed competes for executive personnel;—annual variable performance awards, such as bonuses, payable in cash and tied to the achievement of performance goals, financial or otherwise, established by the Compensation Committee; and—long-term stock-based incentive awards which strengthen the mutual interests of the executive officers and VantageMed stockholders. In August 2002, the Compensation Committee reviewed and approved the employment agreements between VantageMed and Richard M. Brooks and Gregory B. Hill and in February 2003 the Committee reviewed and approved the employment agreement between VantageMed and Richard Altinger.

Executive Compensation

        Base salaries for all executive officers and all other forms of compensation are administered in accordance with the general compensation philosophy and compensation for Mr. Hill and Mr. Altinger is administered in accordance with the general compensation philosophy subject only to provisions in their employment contracts. See Employment and Change-In Control Agreements.

Chief Executive Officer Compensation

        In determining Mr. Brooks' base salary for 2002, the Committee considered competitive compensation data for chief executive officers of similar companies within the software industry, Mr. Brooks' experience and knowledge as well as the Company's financial condition and performance objectives and elected to compensate Mr. Brooks with a combination of cash-based compensation and options to purchase common stock. The Committee will periodically review and may make adjustments to Mr. Brooks' base salary based on many factors including company performance. Mr. Brooks' base salary and all other forms of compensation are administered in accordance with the general compensation philosophy subject only to provisions in his employment contract. See Employment and Change-In-Control Agreements.

Compensation Committee:    Peter Friedli, David Philipp and David Zabrowski

Comparison of Total Cumulative Stockholder Return

        The following graph compares the total cumulative stockholder return on our common stock with the cumulative total return of the NASDAQ Market Index and the Media General (MG) Group Index for the period from February 15, 2000 (based on the closing price of our stock on the date on which our common stock began trading on the NASDAQ) through December 31, 2002. The MG Group Index is a composite of 20 companies in the healthcare information systems and services market. The graph assumes that the cumulative stockholder return of our common stock and of each index was based upon $100 invested at the beginning of the period, and that all dividends were reinvested. Historical stock price performance should not be relied upon as indicative of future stock price performance. Additionally, we have paid no dividends on our common stock to date.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers, directors and persons who beneficially own more than 10% of our Common Stock to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission (SEC). Such persons are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

        Based solely on our review of such forms furnished to us and written representations from certain reporting persons, we believe that all filing requirements applicable to our executive officers, directors and more than 10% stockholders were complied with, except for Rajiv Donde, David Zabrowski and Steven E. Simpson who were late in filing their Forms 3 with the SEC that were due June 13, 2002, June 27, 2002 and October 10, 2002, respectively.

PROPOSAL 2. RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

        Action will be taken at the Annual Meeting with respect to the ratification of the appointment of our independent public accountants for the fiscal year ended December 31, 2003. The Board of Directors has, subject to such ratification, selected Grant Thornton LLP. Grant Thornton LLP has audited VantageMed's financial statements for the years ended December 31, 2002 and 2001. Previously, Arthur Anderson, LLP (Anderson) audited VantageMed's financial statements for the years ended 2000, 1999, 1998 and 1997. On February 8, 2002, Arthur Andersen LLP (Andersen) resigned as our independent accountants. The decision to accept the resignation of Andersen and to seek new accountants was approved by both the Audit Committee and the Board of Directors.

        Andersen stated that the reason for its resignation was that it was unable to continue to rely on management's representations on certain issues concerning the financial statements because of a disagreement between Andersen and VantageMed as to whether certain information concerning the funding of the sale of our dental business had been timely provided to Andersen. We sold the dental business to a third party in the quarter ended September 30, 2001. We recognized $30,000 of revenue previously deferred and a $391,000 gain in connection with the sale of the dental business, which was credited to selling, general and administrative expenses, in the our third quarter Form 10-Q. The third party purchaser of the dental business subsequently defaulted under the terms of the sale and we regained possession of the dental business assets and operations. Andersen advised the Audit Committee that the third quarter financial statements for the period ending September 30, 2001 should be restated. In addition, Andersen stated that it believed we had a material weakness in internal controls related to the current lack of a chief financial officer with the appropriate knowledge, experience, and background for a publicly traded entity.

        The Audit Committee, with the assistance of outside counsel, conducted and completed an internal investigation related to the issues raised by Andersen in its resignation as our independent accountants, including the accounting treatment of the sale of the dental business. The investigation found no evidence of manipulation on the part of VantageMed or our management, but determined that the issues raised by Andersen were the result of inadequate internal controls. As a result of the investigation, we instituted certain measures to improve internal controls, and reversed the gain from the sale of the dental business and restated our financial statements for the third quarter period ending September 30, 2001.

        On April 3, 2002, VantageMed Corporation and Grant Thornton LLP entered into an engagement letter whereby Grant Thornton agreed to serve as our new independent accountants. Prior to engaging Grant Thornton, neither we, nor anyone on our behalf, consulted Grant Thornton regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered by Grant Thornton on our financial statements. In addition, apart from the disclosure as to the mere fact of the resignation of Andersen, neither we, nor anyone on our behalf, consulted Grant Thornton regarding our previous disagreement with Andersen or the resignation of Andersen.

        A representative of Grant Thornton LLP will be present at the meeting. Such representative will have an opportunity to make a statement, if he or she so desires, and will be available to respond to appropriate questions by stockholders.

        Set forth below is information relating to the aggregate Grant Thornton LLP fees for professional services rendered for the fiscal year ended December 31, 2002.

Audit Fees

        The aggregate Grant Thornton LLP fees for all professional services rendered in connection with the audit of our consolidated financial statements for the fiscal year ended December 31, 2002, and for the reviews of the unaudited consolidated financial statements included in our Quarterly Reports on Forms 10-Q or 10-QSB for the fiscal year 2002, were approximately $210,000.

All Other Fees

        The aggregate Grant Thornton LLP fees for professional services rendered to us, other than the services described above under Audit Fees for the fiscal year ended December 31, 2002, were approximately $50,000. These were fees for tax planning and compliance services including the audit of our 401(k) benefit plan.

        The Audit Committee has reviewed summaries of the services provided by Grant Thornton LLP and the related fees and has determined that the non-audit services provided were compatible with maintaining the independent accountant's independence.

Required Vote

        The ratification of the appointment of Grant Thornton LLP as our independent public accountants requires the affirmative vote of a majority of the shares of Common Stock present at the Annual meeting in person or by proxy.

Recommendation of the Board of Directors

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF GRANT THORNTON LLP AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS FOR THE YEAR ENDED DECEMBER 31, 2003.

STOCKHOLDER PROPOSALS TO BE PRESENTED AT NEXT ANNUAL MEETING

        We have an advance notice provision under our bylaws for stockholder business to be presented at meetings of stockholders. Such provision states that in order for stockholder business to be properly brought before a meeting by a stockholder, such stockholder must have given timely notice thereof in writing to our Secretary. A stockholder proposal to be timely must be received at our principal executive offices not less than 120 calendar days in advance of the one year anniversary of the date our proxy statement was released to stockholders in connection with the previous year's annual meeting of stockholders; except that (i) if no annual meeting was held in the previous year, (ii) if the date of the annual meeting has been changed by more than thirty calendar days from the date contemplated at the time of the previous year's proxy statement or (iii) in the event of a special meeting, then notice must be received not later than the close of business on the tenth day following the day on which notice of the date of the meeting was mailed or public disclosure of the meeting date was made.

        Proposals of stockholders intended to be presented at our next annual meeting of stockholders must be received by VantageMed at our office located at 3017 Kilgore Road, Suite 180, Rancho Cordova, California 95670 no later than December 13, 2004, and satisfy the conditions established by the Securities and Exchange Commission for stockholder proposals to be included in our proxy statement for that meeting.

OTHER MATTERS

        We do not know of any matters to be presented at the 2003 Annual Meeting other than those set forth herein and in the Notice accompanying this Proxy Statement. If a stockholder vote is necessary to transact any other business at the 2003 Annual Meeting, the proxy holders intend to vote their proxies in accordance with their best judgment related to such business.

        It is important that your shares be represented at the meeting, regardless of the number of shares that you hold. YOU ARE, THEREFORE, URGED TO EXECUTE PROMPTLY AND RETURN THE ACCOMPANYING PROXY IN THE ENVELOPE THAT HAS BEEN ENCLOSED FOR YOUR CONVENIENCE. Stockholders who are present at the meeting may revoke their proxies and vote in person or, if they prefer, may abstain from voting in person and allow their proxies to be voted.

Dated: April 22, 2003

By Order of the Board of Directors

Richard M. Brooks Chief Executive Officer

Appendix A

VANATGEMED CORPORATION
CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

        1.    STATEMENT OF POLICY

        This Charter specifies the scope of the responsibilities of the Audit Committee (the "Committee") of the Board of Directors (the "Board") of VantageMed Corporation (the "Company") and the manner in which those responsibilities shall be performed, including its structure, processes and membership requirements.

        The primary purpose of the Committee is to assist the Board in fulfilling its oversight responsibilities by reviewing and reporting to the Board on the integrity of the financial reports and other financial information provided by the Company to any governmental body or to the public, and on the Company's compliance with legal and regulatory requirements. The Committee shall also review the qualifications, independence and performance, and approve the terms of engagement, of the Company's independent auditor, review the performance of the Company's internal audit function, and prepare any reports required of the Committee under rules of the Securities and Exchange Commission. Consistent with these functions, the Committee should encourage continuous improvement of, and should foster adherence to, the Company's financial policies, procedures and practices at all levels. The Committee's primary duties and responsibilities are to:

  •
  Retain the independent auditor, evaluate their independence, qualifications and performance, and approve the terms of engagement for audit service and non-audit services.

  •
  Review with management and the independent auditor, as appropriate, the Company's financial reports and other financial information provided by the Company to any governmental body or the public, and the Company's compliance with legal and regulatory requirements.

  •
  Regularly communicate with the independent auditor, internal auditors (if any) and financial and senior management and regularly report to the Board.

  •
  Establish and observe complaint procedures regarding accounting, internal auditing controls and auditing matters.

  •
  Prepare the report required by the Securities and Exchange Commission.

        The Company shall provide appropriate funding, as determined by the Committee, to permit the Committee to perform its duties under this Charter and to compensate its advisors. The Committee, at its discretion, has the authority to initiate special investigations, and, if appropriate, hire special legal, accounting or other outside advisors or experts to assist the Committee, to fulfill its duties under this Charter. The Committee may also perform such other activities consistent with this Charter, the Company's Bylaws and governing law, as the Committee or the Board deems necessary or appropriate.

        2.    ORGANIZATION AND MEMBERSHIP REQUIREMENTS

        The Committee shall be comprised of three or more directors selected by the Board, each of whom shall satisfy the independence and experience requirements of Nasdaq or such other exchange or market on which the Company's securities may be listed. In addition, the Committee shall not include any member who:

  •
  accepts any consulting, advisory, or other compensatory fee from the Company, other than in his or her capacity as a member of the Committee, the Board, or any other committee of the Board, or

  •
  is an affiliated person of the Company or any subsidiary of the Company.

        Each member of the Committee must be able to read and understand fundamental financial statements, including a balance sheet, income statement, and cash flow statement. In addition, at least one member shall have past employment experience in finance or accounting, professional certification in accounting, or other comparable experience or background resulting in the individual being financially sophisticated, including being or having been a chief executive, chief financial, or other senior officer with financial oversight responsibilities. If possible, at least one member shall be a financial expert as determined in accordance with the rules and regulations of the Securities and Exchange Commission.

        The members of the Committee shall be appointed by the Board on the recommendation of the Nominating Committee and shall serve until their successors are duly elected and qualified or their earlier resignation or removal. Any member of the Committee may be replaced by the Board on the recommendation of the Nominating Committee. Unless a chairman is elected by the full Board, the members of the Committee may designate a chairman by majority vote of the full Committee membership.

        3.    MEETINGS

        The Committee shall meet as often as it determines, but not less frequently than quarterly. The Committee may form and delegate authority to subcommittees when appropriate, or to one or more members of the Committee. The Committee shall meet with management, internal auditors (if any) and the independent auditor in separate executive sessions as appropriate, but at least quarterly. The Committee shall meet with the independent auditor and management on a quarterly basis to review the Company's financial statements and financial reports. The Committee shall maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board. The Committee will also record its summaries of recommendations to the Board in written form, which will be incorporated as part of the minutes of the Board meeting at which those recommendations are presented.

        4.    COMMITTEE AUTHORITY AND RESPONSIBILITIES

          a.    Oversight of the Company's Independent Auditor

        The Committee shall be directly and solely responsible for the engagement and oversight of any independent auditor employed by the Company for the purpose of preparing or issuing an audit report or related work. Each independent auditor shall report directly to the Committee. The Committee shall:

            i.      Obtain periodically from the independent auditor a formal written statement of the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, and, in particular, describing all relationships between the auditor and the Company, and discuss with the auditor any disclosed relationships or services that may impact auditor objectivity and independence.

            ii.    Obtain and review annually a report from the independent auditor describing (i) the auditor's internal quality-control procedures, (ii) any material issues raised by the most recent internal quality-control review or peer reviews or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm, and any steps taken to deal with such issues, and (iii) all relationships between the independent auditor and the Company.

            iii.    Evaluate annually the qualifications, performance and independence of the independent auditor, including whether the independent auditor's quality-control procedures are adequate, the review and evaluation of the lead partner of the independent auditor, taking into account the opinions of management and the Company's internal auditors, and report to the Board on its conclusions, together with any recommendations for additional action.

            iv.    Adopt a policy assuring the rotation, as required by law, of the lead audit partner every five years, and consider whether, in order to assure continuing auditor independence, there should be regular rotation of the audit firm, and report to the Board on its conclusions.

            v.    Approve in advance the engagement of the independent auditor for all audit services and non-audit services, based on independence, qualifications and, if applicable, performance, and approve the fees and other terms of any such engagement.

            vi.    Meet with the independent auditor prior to the audit to discuss the planning and staffing of the audit. Discuss with the independent auditor the responsibilities, budget and staffing of the internal audit function.

            vii.  Approve as necessary the termination of the engagement of the independent auditor and select a replacement independent auditor.

            viii.  Establish policies for the hiring of employees or former employees of the independent auditor, taking into account the impact of such policies on auditor independence.

            ix.    Regularly review with the independent auditor any significant difficulties encountered during the course of the audit, any restrictions on the scope of work or access to required information and any significant disagreement among management and the independent auditor in connection with the preparation of the financial statements. Review with the independent auditor any accounting adjustments that were noted or proposed by the auditor but that were "passed" (as immaterial or otherwise), any communications between the audit team and the auditor's national office respecting auditing or accounting issues presented by the engagement and any "management" or "internal control" letter or schedule of unadjusted differences issued, or proposed to be issued, by the auditor to the Company.

            x.    Review with the independent auditor on a quarterly basis the critical accounting policies and practices used by the Company, all alternative treatments of financial information within generally accepted accounting principles ("GAAP") that the independent auditor have discussed with management, the ramifications of the use of such alternative disclosures and treatments and the treatment preferred by the independent auditor.

          b.    Review of Financial Reporting, Policies and Processes

        To fulfill its responsibilities and duties, the Committee shall, to the extent that it deems necessary or appropriate, and in addition to the items described above:

            i.      Review and discuss with management and the independent auditor the Company's annual audited financial statements, any certification, report, opinion or review rendered by the independent auditor, and recommend to the Board whether the audited financial statements should be included in the Company's annual report on Form 10-KSB.

            ii.    Review and discuss with management and the independent auditor the Company's disclosure under "Management's Discussion and Analysis of Financial Condition and Results of Operations" prior to the filing of the Company's annual report on Form 10-KSB.

            iii.    Review and discuss with management and the independent auditor the Company's quarterly financial statements and the Company's disclosure under "Management's Discussion and Analysis of Results of Operation"] [prior to the filing of each of the Company's quarterly report on Form 10-Q.

            iv.    Review and discuss earnings press releases and other information provided to analysts and rating agencies, including "pro forma" or adjusted financial information.

            v.    At least quarterly, meet separately with management, with internal auditors (if any) and with the independent auditor.

            vi.    Review with management and the independent auditor any significant judgments made in management's preparation of the financial statements and the view of each as to appropriateness of such judgments.

            vii.  Review annually with management its assessment of the effectiveness of the Company's internal control structure and procedures for financial reporting ("Internal Controls"), and review annually with the independent auditor the attestation to and report on, the assessment made by management, and consider whether any changes to the Internal Controls are appropriate in light of management's assessment or the independent auditor's report.

            viii.  Review quarterly with management its evaluation of the Company's procedures and controls ("Disclosure Controls") designed to assure that information required to be disclosed in its periodic public reports is recorded, processed, summarized and reported in such reports within the time periods specified by the Securities and Exchange Commission for the filing of such reports, and consider whether any changes are appropriate in light of management's evaluation of effectiveness.

            ix.    Review and discuss with management and the independent auditor any off-balance sheet transactions or structures and their effect on the Company's financial results and operations, as well as the disclosure regarding such transactions and structures in the Company's public filings.

            x.    Review with management and the independent auditor the effect of regulatory and accounting initiatives on the financial statements. Review any major issues regarding accounting principles and financial statement presentations, including any significant changes in selection of an application of accounting principles. Consider and approve, if appropriate, changes to the Company's auditing and accounting principles and practices as suggested by the independent auditor or management.

            xi.    Review with the independent auditor and management the extent to which changes or improvements in financial or accounting practices, as approved by the Committee, have been implemented.

            xii.  Review analyses prepared by management and/or the independent or internal auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements including the effects of alternative GAAP methods on the financial statements.

          c.    Risk Management, Related Party Transactions, Legal Compliance and Ethics

        To further fulfill its responsibilities and duties, the Committee shall, to the extent that it deems necessary or appropriate, and in addition to the items described above:

            i.      Review with the principal executive and financial officers of the Company any report on significant deficiencies in the design or operation of the Internal Controls which could adversely affect the Company's ability to record, process, summarize or report financial data, any material weaknesses in Internal Controls identified to the auditors, and any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's Internal Controls.

            ii.    Review and approve all related-party transactions after reviewing each such transaction for potential conflicts of interests and other improprieties.

            iii.    Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters. Adopt, as necessary, appropriate remedial measures or actions with respect to such complaints or concerns.

            iv.    Adopt a Code of Ethics for senior financial officers and provide for and review prompt disclosure to the public of any change in, or waiver of, such Code of Ethics. Review conduct alleged to be in violation of such Code of Ethics and adopt as necessary or appropriate, remedial, disciplinary, or other measures with respect to such conduct. Take such actions, including review of conduct alleged to be in violation of the Company's Code of Business Conduct and Ethics, and adoption of remedial, disciplinary, or other measures with regard to such actions, as may be necessary or appropriate under the Code of Business Conduct and Ethics.

            v.    Discuss with management and the independent auditor any correspondence with regulators or governmental agencies that raise material issues regarding the Company's financial statements or accounting policies.

            vi.    Review management's monitoring of compliance with the Foreign Corrupt Practices Act.

            vii.  Discuss guidelines and policies to govern the process by which risk assessment and management is undertaken and handled. Discuss with management the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures.

            viii.  Prepare the Committee's report required by the rules of the Securities Exchange Commission to be included in the Company's annual proxy statement.

            ix.    Develop, in coordination with the Nominating Committee and implement an annual performance evaluation of the Committee.

            x.    Regularly report to the Board on the Committee's activities, recommendations and conclusions.

            xi.    Review and reassess the Charter's adequacy at least annually and as appropriate.

ANNUAL MEETING OF STOCKHOLDERS OF

VANTAGEMED CORPORATION

May 28, 2003

Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.

\*/    Please detach and mail in the envelope provided.    \*/

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSAL 2.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

					FOR	AGAINST	ABSTAIN
1.	To elect the following persons as Class I directors to hold office for a three-year term and until their successors are elected and qualified:		2.	To ratify the appointment of Grant Thornton LLP, as independent public auditors for the Company for the fiscal year ending December 31, 2003.	☐	☐	☐
NOMINEES
☐	FOR ALL NOMINEES	☐ Richard M. Brooks ☐ Peter Friedli
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES
☐	FOR ALL EXCEPT (See instructions below)

INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: ☒

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.	☐

Signature of Shareholder	Date:	Signature of Shareholder	Date:
Note:	This proxy must be signed exactly as the name appears hereon. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

VANTAGEMED CORPORATION

PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON WEDNESDAY, MAY 28, 2003 9:00A.M.

SOLICITED BY THE BOARD OF DIRECTORS

        The undersigned hereby appoints Richard M. Brooks and Liesel Loesch and each of them, with full power of substitution, to represent the undersigned and to vote all of the shares of stock in VantageMed Corporation, a Delaware corporation (the "Company"), which the undersiged is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the Marriott Hotel, 11211 Pointe East Drive, Rancho Cordova, California on May 28, 2003 at 9:00 a.m. local time, and at any adjournment or postponement thereof (1) as hereinafter specified upon the proposals listed on the reverse side and as more particularly described in the Proxy Statement of the Company dated April 22, 2003 (the "Proxy Statement"), receipt of which is hereby acknowledged, and (2) in their discretion upon such other matters as may properly come before the meeting.

(Continued and to be signed on the reverse side)

QuickLinks

PROPOSAL 1. ELECTION OF DIRECTORS
Audit Committee Report
EXECUTIVE COMPENSATION
Summary Compensation Table
Board Compensation Committee Report on Executive Compensation
PROPOSAL 2. RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS
STOCKHOLDER PROPOSALS TO BE PRESENTED AT NEXT ANNUAL MEETING
OTHER MATTERS
  Appendix A
VANATGEMED CORPORATION CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS